DISTRIBUTION AGREEMENT

      AGREEMENT dated as of May 14th 2007, beetween Fifth Third Funds (the "Fund"), an open-end, management investment company organized as a Massachusetts business trust, and FTAM Funds Distributors, Inc., a Colorado corporation (the "Distributor").

      WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended, presently consisting of the portfolios listed in Schedule A, attached hereto (each, a "portfolio");

      WHEREAS, the Fund wishes to employ the services of the Distributor in connection with the promotion and distribution of the shares of each of the portfolios of the Fund listed in Schedule A (the "Shares"); and

      NOW, THEREFORE, in consideration of the mutual promises and undertakings herein contained, the parties agree as follows:

1. Documents -- The Fund has furnished or will cause to furnish, upon request, the Distributor with copies of the Fund's Declaration of Trust, advisory agreement, custodian agreement, transfer agency agreement, administration agreement, current prospectus, and statement of additional information, and all forms relating to any plan, program or service offered by the Fund. Where not otherwise available to the Distributor from another service provider to the Fund, The Fund shall furnish, within a reasonable time period, to the Distributor a copy of any amendment or supplement to any of the above-mentioned documents. Also, where not otherwise available to the Distributor from another service provider to the Fund and upon reasonable request, the Fund shall furnish promptly to the Distributor any additional documents necessary or advisable to perform its functions hereunder. As used in this Agreement the terms "registration statement", "prospectus" and "statement of additional information" shall mean any registration statement, prospectus and statement of additional information filed by the Fund with the Securities and Exchange Commission ("SEC") and any amendments and supplements thereto that are filed with the SEC.

2. Sales of Shares -- The Fund grants to the Distributor the right to sell the Shares as agent on behalf of the Fund, during the term of this Agreement, subject to the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act") and of the laws governing the sale of securities in the various states ("Blue Sky Laws"), under the terms and conditions set forth in this Agreement. The Distributor shall have the right to sell, as agent on behalf of the Fund, the Shares covered by the registration statement, prospectus and statement of additional information for the Fund then in effect under the 1933 Act and 1940 Act.

3. Sales of Shares by the Fund -- The rights granted to the Distributor shall be nonexclusive in that the Fund reserves the right to sell Shares to investors on applications received and accepted by the Fund.

4. Public Offering Price - Except as otherwise noted in the Fund's then current prospectus and/or statement of additional information, all Shares sold to investors by the Distributor or the Fund will be sold at the public offering price. The public offering price for all accepted subscriptions will be the net asset value per Share, as determined in the manner described in the Fund's then current prospectus and/or statement of additional information. The Fund shall in all cases receive the net asset value per Share on all sales. If a fee in connection with shareholder redemptions is in effect, such fee will be paid to the Fund.

5. Suspension of Sales -- The Fund reserves the right to suspend sales and the Distributor's authority to process orders for Shares on behalf of the Fund if, in the judgment of the Fund, it is in the best interests of the Fund to do so. Suspension will continue for such period as may be determined by the Fund.

6. Solicitation of Sales -- In consideration of these rights granted to the Distributor, the Distributor agrees to use its best efforts to solicit orders for the sale of the Shares at the public offering price and will undertake such advertising and promotion as it believes is reasonable in connection with such solicitation. The Distributor shall review and file such materials with the SEC and/or the National Association of Securities Dealers, Inc. (the "NASD") to the extent required by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the 1940 Act and the rules and regulations thereunder, and by the rules of the NASD. The Distributor shall provide, as necessary, support and supervision to certain employees of Fifth Third Asset Management, Inc. and its affiliates serving as "associated persons" of the Distributor. This shall not prevent the Distributor from entering into like arrangements (including arrangements involving the payment of underwriting commissions) with other issuers. The Distributor will act only on its own behalf as principal should it choose to enter into selling agreements with selected dealers or others.

7. Authorized Representations -- The Distributor is not authorized by the Fund to give any information or to make any representations other than those contained in the registration statement or prospectus and statement of additional information, or contained in shareholder reports or other material that may be prepared by or on behalf of the Fund for the Distributor's use. Consistent with the foregoing, the Distributor may prepare and distribute sales literature or other material as it may deem appropriate in consultation with the Fund, provided such sales literature complies with applicable law and regulations.

8. Registration of Shares -- The Fund agrees that it will take all action necessary to register the Shares under the 1933 Act and the 1940 Act (subject to the necessary approval of its shareholders). The Fund shall make available to the Distributor, at the Distributor's expense, such number of copies of its prospectus and statement of additional information as the Distributor may reasonably request. The Fund shall furnish to the Distributor copies of all information, financial statements and other papers, which the Distributor may reasonably request for use in connection with the distribution of Shares of the Fund.

9. Fund Expenses -- Unless otherwise agreed to by the parties hereto in writing, the Distributor shall not be responsible for fees and expenses in connection with (a) filing of any registration statement, printing and the distribution of any prospectus and statement of additional information under the 1933 Act and/or the 1940 Act and amendments prepared for use in connection with the offering of Shares for sale to the public, preparing, setting in type, printing and mailing the prospectus, statement of additional information and any supplements thereto sent to existing shareholders, (b) preparing, setting in type, printing and mailing any report (including annual and semi-annual reports) or other communication to shareholders of the Fund, and (c) the Blue Sky registration and qualification of Shares for sale in the various states in which the officers of the Fund shall determine it advisable to qualify such Shares for sale (including registering the Fund as a broker or dealer or any officer of the Fund as agent or salesman in any state).

10. Use of the Distributor's Name -- The Fund shall not use the name of the Distributor, or any of its affiliates, in any prospectus or statement of additional information, sales literature, and other material relating to the Fund in any manner without the prior written consent of the Distributor (which shall not be unreasonably withheld); provided, however, that the Distributor hereby approves all lawful uses of the names of the Distributor and its affiliates in the prospectus and statement of additional information of the Fund and in all other materials which merely refer to accurate terms to their appointment hereunder or which are required by the SEC, NASD, OCC or any state securities authority.

11. Use of the Fund's Name -- Neither the Distributor nor any of its affiliates shall use the name of the Fund in any publicly disseminated materials, including sales literature in any manner without the prior written consent of the Fund (which shall not be unreasonably withheld); provided, however, that the Fund hereby approves all lawful uses of its name in any required regulatory filings of the Distributor which merely refer in accurate terms to the appointment of the Distributor hereunder, or which are required by the SEC, NASD, OCC or any state securities authority.

12. Insurance -- The Distributor agrees to maintain fidelity bond and liability insurance coverages that are, in scope and amount, consistent with coverages customary for distribution activities relating to the Fund. The Distributor shall notify the Fund upon receipt of any notice of material, adverse change in the terms or provisions of its insurance coverage. Such notification shall include the date of change and the reason or reasons therefor. The Distributor shall notify the Fund of any material claims against it, whether or not covered by insurance, and shall notify the Fund from time to time as may be appropriate of the total outstanding claims made by it under its insurance coverage.

13. Records; Visits -- The books and records pertaining to the Fund, which are in the possession or under the control of Distributor, shall be the property of the Fund. Such books and records shall be prepared and maintained as required by the 1940 Act and other applicable securities laws, rules and regulations. The Fund shall have access to such books and records at all times during Distributor's normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided by Distributor to the Fund, at the Fund's expense. Any such books and records may be maintained in the form of electronic media and stored on any magnetic disk or tape or similar recording method, and in such case copies of such books and records will, upon request from the Fund, be provided to the Fund in such form of electronic media. Distributor will return all such books and records to the Fund upon termination of this Agreement, and the Fund will reimburse Distributor for the reasonable out-of-pocket expenses incurred by Distributor to return all such books and records to the Fund. Distributor may retain copies as are required by applicable law or customary archival purposes.

14. Disaster Recovery -- Distributor shall enter into and maintain in effect with appropriate parties (a) one or more agreements making reasonable provisions for emergency use of electronic data processing equipment to the extent appropriate equipment is available, and (b) emergency data recovery policies and procedures (a "Disaster Recovery Plan"), which is commercially reasonable in light of the services to be provided. In the event of equipment failures, Distributor shall, at no additional expense to the Fund, take reasonable steps to minimize service interruptions. Distributor shall have no liability with respect to the loss of data or service interruptions caused by equipment failure, provided such loss or interruption is not caused by Distributor's own willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations under this Agreement.

15. Indemnification -- The Fund agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damages or expenses (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus, statement of additional information, shareholder reports or other information filed or made public by the Fund (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, the 1940 Act or any other statute or the common law. However, the Fund does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund by or on behalf of the Distributor. In no case
(i) is the indemnity
of the Fund in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement, or (ii) is the Fund to be liable under its indemnity agreement contained in the paragraph with respect to any claim made against the Distributor or any person indemnified unless the Distributor or person, as the case may be, shall have notified the Fund in writing of the claim promptly after the summons or other first written notification giving information of the nature of the claims shall have been served upon the Distributor or any such person (or after the Distributor or such person shall have received notice of service on any designated agent). However, failure to notify the Fund of any claim shall not relieve the Fund from any liability which it may have to any person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph except to the extent that the Fund is harmed by such delay. The Fund shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any claims, and if the Fund elects to assume the defense, the defense shall be conducted by counsel chosen by the Fund. In the event the Fund elects to assume the defense of any suit and retain counsel, the Distributor, officers or directors or controlling person(s), defendant(s) in the suit, shall bear the fees and expenses of any additional counsel retained by them. If the Fund does not elect to assume the defense of any suit, it will reimburse the Distributor, officers or directors or controlling person(s) or defendant(s) in the suit for the reasonable fees and expenses of any counsel retained by them. The Fund agrees to notify the Distributor promptly of the commencement of any litigation or proceeding against it or any of its officers in connection with the issuance or sale of any of the Shares.

The Distributor also covenants and agrees that it will indemnify and hold harmless the Fund and each of its trustees and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claims or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, based upon the 1933 Act, the 1940 Act or any other statute or common law, alleging (a) any wrongful act of the Distributor or any of its employees or (b) that any sales literature, advertisements, information, statements or representations used or made by the Distributor or any of its affiliates or employees or that the registration statement, prospectus, statement of additional information, (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading, insofar as the statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund by or on behalf of the Distributor. In no case (i) is the indemnity of the Distributor in favor of the Fund or any person indemnified to be deemed to protect the Fund or any person against any liability to which the Fund or such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement, or (ii) is the Distributor to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Fund or any person indemnified unless the Fund or person, as the case may be, shall have notified the Distributor in writing of the claim promptly after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Fund or any such person (or after the Fund or such person shall have received notice of service on any designated agent). However, failure to notify the Distributor of any claim shall not relieve the Distributor from any liability which it may have to the Fund or any person against whom the action is brought otherwise than on account of its indemnity agreement contained in this paragraph except to the extent that the Distributor is harmed by such delay. In the case of any notice to the Distributor it shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, and if the Distributor elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Fund, to its officers and to any controlling person(s) or defendant(s) in the suit. In the event that the Distributor elects to assume the defense of any suit and retain counsel, the Fund or controlling person(s), defendant(s) in the suit, shall bear the fees and expense of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any suit, it will reimburse the Fund, officers or controlling person(s), defendant(s) in the suit, for the reasonable fees and expenses of any counsel retained by them. The Distributor agrees to notify the Fund promptly of the commencement of any litigation or proceedings against it in connection with the Fund and sale of any of the Shares.

16. Supplemental Information -- The Distributor and the Fund shall regularly consult with each other regarding the Distributor's performance of its obligations under this Agreement. In connection therewith, the Fund shall submit to the Distributor at a reasonable time in advance of filing with the SEC reasonably final copies of any amended or supplemented registration statement (including exhibits) under the 1933 Act and the 1940 Act; provided, however, that nothing contained in this Agreement shall in any way limit the Fund's right to file at any time such amendments to any registration statement and/or supplements to any prospectus or statement of additional information, of whatever character, as the Fund may deem advisable, such right being in all respects absolute and unconditional.

The Distributor acknowledges that the only information provided to it by the Fund is that contained in the registration statement, the prospectus, the statement of additional information and reports and financial information referred to herein. Neither the Distributor nor any other person is authorized by the Fund to give any information or to make any representations, other than those contained in such documents and any sales literature or advertisements specifically approved by appropriate representatives of the Fund.

17. Term -- This Agreement shall become effective as of the date the Distributor's registration as a broker dealer is complete, and shall continue until two years from such date and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually (i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the outstanding voting securities of the relevant portfolio of the Fund, provided that in either event the continuance is also approved by the majority of the Trustees of the Fund who are not interested persons (as defined in the 1940 Act) of any party to this Agreement by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty on ninety days' written notice by the Fund's Board of Trustees, by vote of the holders of a majority of the outstanding voting securities of the relevant portfolio of the Fund or by the Distributor. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act). This Agreement shall automatically terminate upon the suspension or termination of Distributor's status as an NASD member firm.

Upon the termination of this Agreement, the Distributor, at the Fund's expense and direction, shall transfer to such successor as the Fund shall specify all relevant books, records and other data established or maintained by the Distributor under this Agreement.

18. Anti-Money Laundering - The Distributor agrees to maintain an anti-money laundering program in compliance with Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the "USA Patriot Act") and all applicable laws and regulations promulgated thereunder. The Distributor confirms that, as soon as possible, following the request from the Fund, the Distributor will supply the Fund with copies of the Distributor's anti-money laundering policy and procedures, and such other relevant certifications and representations regarding such policy and procedures as the Fund may reasonably request from time to time.

19. The Distributor maintains and will continue to maintain a comprehensive compliance program reasonably designed to prevent violations of the federal securities laws pursuant to Rule 38a-l under the 1940 Act. Pursuant to its compliance program, the Distributor will provide periodic measurement reports to the Fund. Upon request of the Fund, the Distributor will provide to the Fund compliance reports and/or compliance certifications with respect to the Distributor's performance of the services set forth in this Agreement and its compliance responsibilities in connection with Rule 38a-l under the 1940 Act. The Distributor reserves the right to amend and update its compliance program and the measurement tools and certifications provided thereunder from time to time in order to address changing regulatory and industry developments. The Distributor will provide the Fund with such amendments or updates promptly upon effectiveness.

20. Notice -- Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by (i) telecopier (fax) or (ii) registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice:

      if to the Fund at:

      38 Fountain Square Plaza
      MD 1090D2
      Cincinnati, OH 45263
      Attn: Richard B. I11e

      if to the Distributor at:

      1290 Broadway, Suite 1100,
      Denver, Colorado, 80203
      Attn: General Counsel

or such other telecopier (fax) number or address as may be furnished by one party to the other.

21. Confidential Information -- The Distributor, its officers, directors, employees and agents will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and to prior or present shareholders or to those persons or entities who respond to the Distributor's inquiries concerning investment in the Fund, and will not use such records and information for any purposes other than performance of its responsibilities and duties hereunder. If the Distributor is requested or required by depositions, interrogatories, requests for information or documents, subpoena, civil investigation, demand or other action, proceeding or process or as otherwise required by law, statute, regulation, writ, decree or the like to disclose such information, the Distributor will provide the Fund with prompt written notice of any such request or requirement so that the Fund may seek an appropriate protective order or other appropriate remedy and/or waive compliance with this provision. If such order or other remedy is not sought, or obtained, or waiver not received within a reasonable period following such notice, then the Distributor may without liability hereunder, disclose to the person, entity or agency requesting or requiring the information, that portion of the information that is legally required in the reasonable opinion of the Distributor's counsel. The Distributor shall have in place and maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of, records and information relating to customers of the Fund.

22.   Limitation of Liability

Each portfolio will be regarded for all purposes hereunder as a separate party apart from each other portfolio. Unless the context otherwise requires, with respect to every transaction covered hereby, every reference herein to Fund is deemed to relate solely to the particular portfolio to which such transaction relates. Under no circumstances will the rights, obligations or remedies with respect to a particular portfolio constitute a right, obligation or remedy applicable to any other portfolio. The use of this single document to memorialize the separate agreement as to each portfolio is understood to be for clerical convenience only and will not constitute any basis for joining the other portfolios for any reason.

The parties expressly agree that the obligations of the Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Fund personally, but shall bind only the trust property of the Fund. The execution and delivery of this Agreement have been authorized by the Trustees, and this Agreement has been signed and delivered by an authorized officer of the Fund, acting as such, and neither such authorization by the Trustees nor such execution and deliver by such officer shall be deemed to have been made by any of them individually or to impose any liability on them personally, but shall bind only the trust property of the Fund as provided in the Fund's Declaration of Trust.

23. Miscellaneous -- Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof, including as necessary to comply with legal and regulatory developments. This Agreement shall be construed, interpreted, and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may not be changed, waived, discharged or amended except by written instrument that shall make specific reference to this Agreement and which shall be signed by the party against which enforcement of such change, waiver, discharge or amendment is sought. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

All activities by the Distributor and its agents and employees as distributor of the Shares shall comply with all applicable laws, rules and regulations including, without limitation, all rules and regulations made or adopted by the SEC or any securities association registered under the Exchange Act.

The Distributor will promptly transmit any orders received by it for purchase, redemption or exchange of the Shares to the Fund's transfer agent. The Distributor shall timely deliver such management reports as are reasonably requested by the officers of the Fund.

IN WITNESS WHEREOF, the Fund has executed this instrument in its name and behalf, and the Distributor has executed this instrument in its name and behalf, as of the date and year first above written.

FIFTH THIRD FUNDS                             FTAM FUNDS DISTRIBUTORS, INC.

By: /s/ Matthew A. Ebersback         [SEAL]   By: /s/ Jeremy O. May
    -------------------------------               ------------------------------
Name:   Matthew A. Ebersback                  Name:   Jeremy O. May
Title:  Vice President                        Title:  Managing Director

                                   Schedule A
                               List of Portfolios

-----------------------------------------------------------------------------------------------------------------
                    Class    Class     Class     Advisor      Institutional     Select     Preferred      Trust
  Fund Name           A        B         C        Class           Class         Class        Class        Class
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
 Technology
    Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
  Micro Cap
 Value Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
  Small Cap
 Growth Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
  Small Cap
 Value Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
International
 Equity Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
   Mid Cap
 Growth Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
   Multi Cap
 Value Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
  Dividend
 Growth Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
   Quality
 Growth Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
  Large Cap
  Core Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
 Disciplined
  Large Cap
 Value Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X             X            X            X
Equity Index
    Fund
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
Balanced Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
  Strategic
 Income Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
  LifeModel
 Aggressive
    Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
  LifeModel
 Moderately
 Aggressive
    Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
  LifeModel
  Moderate
    Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
  LifeModel
 Moderately
Conservative
    Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
  LifeModel
Conservative
    Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
 High Yield
  Bond Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
  Bond Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
Intermediate
  Bond Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
  Municipal
  Bond Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
    Ohio
  Municipal
  Bond Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
Intermediate
  Municipal
  Bond Fund
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
  Michigan
  Municipal
  Bond Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X                  X          X               X
  Short Term
  Bond Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X                  X          X               X
    U.S.
 Government
  Bond Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X        X         X          X               X
 Prime Money
 Market Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X                                             X
  Michigan
  Municipal
Money Market
    Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X
  Municipal
Money Market
    Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third          X                                             X
 Government
Money Market
    Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third                                                        X              X           X            X
Institutional
Money Market
    Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third                                                        X              X           X            X
Institutional
 Government
Money Market
    Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third                                                        X              X           X            X
  Municipal
Money Market
    Fund
-----------------------------------------------------------------------------------------------------------------
 Fifth Third                                                        X              X           X            X
U.S. Treasury
Money Market
    Fund
-----------------------------------------------------------------------------------------------------------------